EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Roebling Financial Corp, Inc. (the “Company”) on Form 10-QSB for the quarter ended March 31, 2008 (the “Report”) as filed with the Securities and Exchange Commission on the date hereof, we, Frank J. Travea, III, President and Chief Executive Officer, and Janice A. Summers, Senior Vice President, Chief Operating Officer and Chief Financial Officer, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)       The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ Frank J. Travea, III	/s/ Janice A. Summers
Frank J. Travea, III President and Chief Executive Officer	Janice A. Summers Senior Vice President, Chief Operating Officer and Chief Financial Officer

May 14, 2008